UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2024

John Deere Owner Trust 2024

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 002013096)

John Deere Receivables LLC

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0001762590)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-264978-06	363837230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
isconsin
c/o John Deere Capital Corporation P.O. Box 5328 Madison, Wisconsin		53705-0328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 438-7394

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 19, 2024, John Deere Owner Trust 2024 issued $341,500,000 of its Class A-1 Asset Backed Notes, $300,000,000 of its Class A-2A Asset Backed Notes, $155,250,000 of its Class A-2B Asset Backed Notes, $455,250,000 of its Class A-3 Asset Backed Notes and $98,580,000 of its Class A-4 Asset Backed Notes pursuant to the registration statement filed by John Deere Receivables LLC (“JDRL”) with the Securities and Exchange Commission on Form SF-3 (File No. 333- 264978) on October 6, 2022, as amended by pre-effective amendment No. 1 thereto filed by JDRL on June 29, 2022). In that connection, as described in the Prospectus dated March 11, 2024, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) on March 13, 2024, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of March 19, 2024, between John Deere Owner Trust 2024 and U.S. Bank Trust Company, National Association, as indenture trustee

99.1	Trust Agreement, dated as of March 18, 2024, between John Deere Receivables LLC, as depositor, and Computershare Delaware Trust Company, as owner trustee

99.2	Sale and Servicing Agreement, dated as of March 19, 2024, among John Deere Capital Corporation, as servicer, John Deere Receivables LLC, as seller, and John Deere Owner Trust 2024, as issuing entity

99.3

Administration Agreement, dated as of March 19, 2024, among John Deere Owner Trust 2024, as issuer, John Deere Capital Corporation, as administrator, and U.S. Bank Trust Company, National Association, as indenture trustee

99.4

Asset Representations Review Agreement, dated as of March 19, 2024, among John Deere Owner Trust 2024, as issuing entity, John Deere Capital Corporation, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE RECEIVABLES LLC (Depositor)

By: /s/ Larry J. Gant
Name:   Larry J. Gant
Title:   Assistant Secretary and
 Assistant Treasurer

Date: March 19, 2024